UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2023

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The Joint Corp.

(Exact name of registrant as specified in its charter)

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Delaware	001-36724	90-0544160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16767 N. Perimeter Drive, Suite 110

Scottsdale, Arizona 85260

(Address of Principal Executive Offices) (Zip Code)

(480) 245-5960

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22, 2023, The Joint Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market, LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Form 10-Q”) with the United States Securities and Exchange Commission (the “SEC”) in a timely manner, which deadline was August 21, 2023 (as a result of the Company’s filing of a Form 12b-25 on August 15, 2023, which provided for the short extension of the otherwise August 14, 2023 deadline).  The Rule requires listed companies to timely file all required periodic financial reports with the SEC.

In accordance with the Nasdaq Listing Rules, the Company has until October 23, 2023 (i.e., 60 calendar days after Nasdaq’s notice) to submit a plan of compliance (the “Plan”) addressing how it intends to regain compliance with the Rule, and the Staff has the discretion to grant the Company up to 180 calendar days from the due date of the Form 10-Q to regain compliance. The Company will continue to work diligently to complete and file the Form 10-Q as soon as practicable and will work diligently to submit the Plan promptly and take the necessary steps to regain compliance as soon as practicable.

Item 7.01. Regulation FD Disclosure.

On August 25, the Company issued a press release disclosing the receipt of the Notice.  A copy of the press release is being furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company has based these forward-looking statements on its current expectations about future events. Words such as “will” and “work” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. All forward-looking statements included in this filing, including expectations about the timing of the completion and filing of the Form 10-Q and statements regarding the Company’s submission of the Plan to regain compliance with the Rule, are based upon information available to the Company as of the date of this filing, which may change. Such statements are subject to certain risks, uncertainties, and assumptions that are difficult to predict, including the Company’s ability to complete its evaluation of the accounting treatment related to its regional developer arrangements, which is necessary for the Company’s independent public accounting firm to finalize the quarterly review procedures related to the Form 10-Q, and other risks identified in the Company’s most recent filing on Form 10-K, subsequent quarterly reports on Form 10-Q, and other SEC filings, all of which are available on the Company’s website. The Company does not undertake to update its forward-looking statements, unless otherwise required by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 25, 2023
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Joint Corp.

Date: August 25, 2023	By:	/s/ Peter D. Holt
Peter D. Holt
President and Chief Executive Officer